================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2005

                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                 000-31149              95-4040623
 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)

6053 West Century Boulevard, 11th Floor                     90045-6438
Los Angeles, California                                     (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (310) 342-5000

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

On March 18, 2005, California Pizza Kitchen, Inc. (the "Company") issued a press release announcing expected adjustments to previously issued financial statements as discussed under Item 4.02 below. The press release is attached as
Exhibit 99.1.


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On March 18, 2005 the Company's management and the Audit Committee of the Board of Directors determined that the Company's accounting for tenant improvements and rent holidays was not in conformity with generally accepted accounting principles as described by the Securities and Exchange Commission (the "SEC") on February 7, 2005 in a letter to the American Institute of Certified Public Accountants. As a result of this pronouncement by the SEC, management and the Audit Committee, in consultation with Ernst & Young LLP, the Company's independent registered public accounting firm, have concluded that the Company's previously issued consolidated financial statements presented in its Annual Report on Form 10-K for the fiscal years ended December 28, 2003, December 29, 2002, December 30, 2001, and December 31, 2000, and those in its Quarterly Reports on Form 10-Q filed during 2003 and 2004, should no longer be relied upon. Consequently, the related reports of Independent Registered Public Accounting Firm should no longer be relied upon, nor should the unaudited financial results included in the Company's press release issued on February 3, 2005.

In prior periods, the Company had recognized rent expense for operating leases using a lease term that commenced when actual rent under the lease term began, which generally coincided with a point in time near the date the restaurants opened. This generally had the effect of excluding the build-out period of the Company's restaurants (which typically preceded the commencement of the lease term) from the calculation of the period over which rent was expensed. As a result of the SEC's pronouncement in the February 7, 2005 letter, the Company will now recognize rent expense over a lease term that includes the build-out period, which in most cases will cause rent expense to be recognized sooner than previously reported. Further, in prior periods, the Company's consolidated balance sheets reflected the unamortized portion of construction allowances funded by landlords as a reduction of the related leasehold improvements. In keeping with the SEC's February 7, 2005 pronouncement, construction allowances will now be recognized as deferred rent and amortized over the lease term as a reduction of rent expense. Fiscal years ending 2002 and 2003 included charges of $2.4 million and $14.7 million respectively, for the impairment of property and equipment under Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment of Disposal of Long-Lived Assets." The restatement will increase the impairment charge previously included in the fiscal 2002 and 2003 results of operations. Subsequent years, however, will reflect a reduction in rental expense and therefore an increase in earnings per share that corresponds with the impaired assets' lease terms. In addition, the Company's statements of cash flows reflected construction allowances as a reduction of capital expenditures within cash flows from investing activities, but these construction allowances will now be reflected as cash flows from operating activities.

Section 8 - Other Events

Item 8.01  Other Events.

On March 18, 2005, the Company announced that it would file a Form 12b-25 for a 15-day extension of the March 18, 2005 filing deadline for its Annual Report on Form 10-K for the fiscal year ended January 2, 2005. The Company is working diligently to complete its review of the matters discussed in Item 4.02 above and to quantify the impact of the necessary adjustments on each of the affected prior periods. The Company's Form 10-K for the fiscal year ended January 2, 2005 will include disclosure of the effects of the required adjustments on its audited financial statements for each period presented in the Form 10-K. The Company now expects to file its Form 10-K on or before April 4, 2005.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit                                    Description
-------                                    -----------

99.1 Press Release, dated March 18, 2005, entitled "California Pizza Kitchen Announces Lease Accounting Corrections and Delay of Annual Report Filing; Company Expects to File Form 10-K on or before April 4, 2005."

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 18, 2005                               California Pizza Kitchen, Inc.
                                             a Delaware corporation


                                             By: /s/ Larry S. Flax
                                                 -------------------------------
                                                 Larry S. Flax
                                                 Co-Chief Executive Officer,
                                                 Co-President and Co-Chairman
                                                 of the Board


                                             By: /s/ Richard L. Rosenfield
                                                 -------------------------------
                                                 Richard L. Rosenfield
                                                 Co-Chief Executive Officer,
                                                 Co-President and Co-Chairman
                                                 of the Board

                                  EXHIBIT INDEX

Exhibit                                    Description
-------                                    -----------

99.1 Press Release, dated March 18, 2005, entitled "California Pizza Kitchen Announces Lease Accounting Corrections and Delay of Annual Report Filing; Company Expects to File Form 10-K on or before April 4, 2005."